Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our report dated February 21, 2013, with respect to the financial statements of Western Asset Corporate Bond Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2012 incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP
New York, New York
April 18, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our report dated February 21, 2013, with respect to the financial statements of Western Asset Global High Yield Bond Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

New York, New York

April 18, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our report dated February 21, 2013, with respect to the financial statements of Western Asset Short-Term Bond Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

New York, New York

April 18, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our report dated February 21, 2013, with respect to the financial statements of Western Asset Mortgage Backed Securities Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

New York, New York

April 18, 2013